Early Redelivery Income, net	12 Months Ended
Dec. 31, 2023
Early Redelivery Income, net
Early Redelivery Income, net	Early Redelivery Income, net
Early redelivery income of $7,470 for the year ended December 31, 2021 mainly relates to the cash compensation of $7,990 less accrued revenue of $435, received by the Company for the early termination requested by the charterer of the period time charter of the vessel Lake Despina, which was contractually due to expire in January 2024.